Exhibit 99.1


S1 Corporation Reports First Quarter 2004 Results;
Significant Distribution Agreements Reinforce Global Traction for S1 Enterprise

    ATLANTA--(BUSINESS WIRE)--April 28, 2004--S1 Corporation (Nasdaq:
SONE), a leading global provider of integrated front-office applications for financial institutions, today announced financial results for its first quarter ended March 31, 2004.

    -- Revenue for the quarter was $57.9 million, a sequential increase of 11% over last quarter's revenue without Zurich Insurance Company ("Zurich"). See segment tables attached.
    -- Net income for the quarter was $0.4 million, or $0.01 per share, compared to net loss of ($7.8) million, or ($0.11) per share, for the quarter ended December 31, 2003 without Zurich. See segment tables attached.
    -- Revenue and earnings per share for the quarter exceeded the Company's previous guidance and the Company raised revenue and profit guidance for the remainder of 2004.
    --  Second consecutive quarter of EPS profitability.

    "In addition to the strong financial performance for the quarter, I am pleased with the progress we made on our strategic Enterprise 3.0 initiatives. First, we signed multi-year global distribution agreements with two of the industry's leading financial services providers - Misys and EverSystems - which will rapidly expand our global reach for S1 Enterprise products in Europe, Africa, Latin America and Asia," said Jaime Ellertson, chief executive officer of S1 Corporation. "These new relationships further demonstrate to our customers, partners and competitors the continued value that our integrated multi-channel solutions can deliver. Our strong financial performance in Q1, combined with successful customer implementations on multiple Enterprise products and these new global distribution agreements, establish S1 as the clear leader in the Enterprise financial services market."

    Operating Highlights

    -- Signed 15 Enterprise deals, seven of which are new relationships with financial institutions and eight are substantial new application or service add-on contracts, with an overall average sale price of approximately $700,000.

    -- Obtained commitments from three leading financial institutions to participate in the S1 Enterprise 3.0 Customer Value
        Program, in which we will jointly work through the final development stages of Enterprise 3.0 and establish production-ready, multi-channel environments targeted for the end of this year.

    -- Signed multi-year distribution agreement for S1 Enterprise solutions with Misys International Banking Systems, one of the largest international financial services core processors with 1,200 banking customers, which will enable S1 to more than triple its sales, marketing and implementation presence in Europe, Middle East, Africa and Asia.
    -- Signed multi-year distribution agreement with EverSystems, Latin America's leading e-Banking solution and service provider. EverSystems will be converting some of their leading Internet and branch banking solutions to S1 Enterprise, and providing S1 with significantly greater sales, marketing and implementation reach throughout Latin America.
    -- Signed 83 new customers and added more than 200 cross-sales this quarter, which highlights the value of S1's customer base and feature-rich products that can be implemented either as a standalone solution or an integrated suite.

    --  Took an additional 12 customers live on the S1 Enterprise
        Platform this quarter, demonstrating the progress being made in the maturity of the product and processes surrounding S1 Enterprise.

    Financial Guidance



                            S1 Corporation
                          Financial Guidance
                      For Q2 and Full Year 2004
                 (in millions, except per share data)


                            For the quarter ending
                                 June 30, 2004       Full Year 2004
                            ----------------------  ------------------
                                 Lo        Hi         Lo        Hi
                            ----------------------  ------------------
FI Segment:
Revenue                          $48.0      $49.0    $196.0    $200.0

Direct Costs                      21.0       22.0
Operating Expenses                23.0       24.0

Earnings per share               $0.00      $0.02     $0.07     $0.09

Edify Segment:
Revenue                           $8.0       $9.0     $34.3     $35.8
Earnings per share               $0.00      $0.01     $0.00     $0.02

Consolidated
Revenue                           56.0       58.0     228.0     234.0
Earnings per share               $0.00      $0.03     $0.07     $0.11

Shares:
    Diluted                       74.0       74.0      74.0      74.0


    Conference Call Information

    Company management will host a conference call to discuss first quarter results on Wednesday, April 28, 2004 at 5:00 p.m. EDT. Interested parties may access a live webcast of the call through the company's corporate website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the webcast will be available until May 5, 2004.

    About S1

    S1 Corporation (Nasdaq: SONE) is a leading global provider of integrated front-office applications for more than 4,000 banks, credit unions and insurance providers around the world. Comprised of applications that address virtually every market segment and delivery channel, S1 solutions help integrate and optimize an institution's entire front office, resulting in increased operational efficiencies, revenue opportunities and overall customer satisfaction. S1 is the only provider with the proven experience, breadth of products and financial strength to empower financial services companies' enterprise strategies. Additional information about S1 is available at www.s1.com.

    Forward Looking Statements

    This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.


                    S1 Corporation and Subsidiaries
                      Consolidated Balance Sheets
                            (In thousands)
                              (Unaudited)



                                                 March 31,  Dec. 31,
                                                   2004       2003
                                                ----------------------

                     Assets
 Current assets:
   Cash and cash equivalents                      $123,250   $150,064
   Short term investments, held-to-maturity         21,992     14,126
   Accounts receivable, net of allowances           45,873     37,188
   Prepaid expenses                                  7,213      5,745
   Other current assets                              2,751      3,218
                                                ----------------------
            Total current assets                   201,079    210,341
   Property and equipment, net                      15,277     15,661
   Intangible assets, net                           13,619     14,073
   Goodwill, net                                    93,309     93,462
   Other assets                                      3,519      3,551
                                                ----------------------
            Total assets                          $326,803   $337,088
                                                ----------------------

      Liabilities and Stockholders' Equity
 Current liabilities:
   Accounts payable                                 $5,980     $6,166
   Accrued salaries and benefits                     8,030     11,500
   Accrued other expenses and restructuring         21,085     27,437
   Deferred revenues                                41,361     38,536
   Current portion of capital lease obligation         852        762
                                                ----------------------
            Total current liabilities               77,308     84,401
   Other liabilities                                 9,327      8,873
                                                ----------------------
            Total liabilities                       86,635     93,274
                                                ----------------------
 Stockholders' equity:
      Preferred stock                               10,000     10,000
      Common stock                                     731        730
      Additional paid-in capital                 1,908,188  1,907,920
      Treasury stock                               (14,979)   (10,438)
      Accumulated deficit                       (1,661,273)(1,661,717)
      Accumulated other comprehensive income:
        Cumulative foreign currency translation
         adjustment                                 (2,499)    (2,681)
                                                ----------------------
            Total stockholders' equity             240,168    243,814
                                                ----------------------
            Total liabilities and stockholders'
             equity                               $326,803   $337,088
                                                ----------------------




                    S1 CORPORATION AND SUBSIDIARIES
                 Consolidated Statements of Operations
            (In thousands, except share and per share data)
                              (Unaudited)


                                               Three Months Ended
                                              3/31/2004  3/31/2003
                                             ----------------------

Revenues:
     Software licenses                          $11,628    $14,966
     Support and maintenance                     15,301     15,442
     Professional services                       20,067     23,278
     Data center                                  9,926     11,761
     Other                                          986        215
                                             ----------------------
           Total revenues                        57,908     65,662 (1)
                                             ----------------------
Direct costs:
     Software licenses                            1,365        844
     Professional services, support and
      maintenance                                17,660     25,392
     Data center                                  4,837      6,726 (1)
     Other                                          919        156
                                             ----------------------
           Total direct costs                    24,781     33,118
                                             ----------------------
           Gross margin                          33,127     32,544
                                             ----------------------
Operating expenses:
     Selling and marketing                        8,345     11,530
     Product development                         13,664     12,305
     General and administrative                   6,713      9,227
     Depreciation and amortization                2,710      5,735 (1)
     Merger related and restructuring costs           -      8,094
     Amortization of acquisition intangibles        836     15,069
                                             ----------------------
           Total operating expenses              32,268     61,960
                                             ----------------------
Operating income (loss)                             859    (29,416)
Interest, investment and other income, net           47        246
Income tax expense                                 (462)      (119)
                                             ----------------------
Net income (loss)                                  $444   $(29,289)
                                             ======================

Net income (loss) per share:
                                             ----------------------
Net income (loss) per common share - basic        $0.01     $(0.42)
                                             ======================
Net income per common share - diluted             $0.01        N/A
                                             ======================

Weighted average common shares outstanding -
 basic                                       70,983,164 69,247,674
Weighted average common shares and
 equivalents - diluted                       74,143,891        N/A

Common shares outstanding at end of period   70,571,261 69,293,524

Gross margin percentages:
 Software licenses                                   88%        94%
 Professional services, support and maintenance      50%        34%
 Data center                                         51%        43%
 Other                                                7%        27%
                                             ----------------------
 Total gross margin                                  57%        50%
                                             ----------------------

(1) Results for the quarter ended March 31, 2003 include $10.9 million license and data center revenue and $1.0 million in data center expenses and $0.4 million in depreciation expense associated with the Zurich Insurance Company contract.





                            S1 Corporation
                 Statements of Operations by Segment
                 For the Quarter Ended March 31, 2004
            (In thousands, except share and per share data)
                             (Unaudited)



                         Financial
                        Institutions   Edify   Eliminations   Total
                        ------------   ------- ------------   -----

     Software licenses       $8,630     $3,306      $(308)    $11,628
     Support and
      maintenance            11,158      4,431       (288)     15,301
     Professional
      services               18,459      1,668        (60)     20,067
     Data center              9,926          -                  9,926
     Other                      986          -                    986
                        ---------------------------------- -----------
Total Revenue:               49,159      9,405       (656)     57,908
                        ---------------------------------- -----------
Direct costs:
     Software licenses          970        703       (308)      1,365
     Professional
      services, support
      and maintenance        15,063      2,945       (348)     17,660
     Data center              4,837          -                  4,837
     Other                      919          -                    919
                        ---------------------------------- -----------
           Total direct
            costs            21,789      3,648       (656)     24,781
                        ---------------------------------- -----------
           Gross margin      27,370      5,757          -      33,127
                        ---------------------------------- -----------
Operating expenses:
     Selling and
      marketing               5,540      2,805                  8,345
     Product development     12,108      1,556                 13,664
     General and
      administrative          5,738        975                  6,713
     Depreciation and
      amortization            2,494        216                  2,710
     Amortization and
      impairment of
      acquisition
      intangibles               761         75                    836
                        ---------------------------------- -----------
           Total
            operating
            expenses         26,641      5,627          -      32,268
                        ---------------------------------- -----------
Operating income                729        130          -         859
Interest, investment and
 other income (expense)         138        (91)                    47
Income tax expense             (441)       (21)                  (462)
                        ---------------------------------- -----------
Net income                     $426        $18         $-        $444
                        ================================== ===========

Net income - basic            $0.01      $0.00                  $0.01
                        =======================            ===========

Net income - diluted          $0.01      $0.00                  $0.01
                        =======================            ===========

Weighted average common
 shares outstanding -
 basic                   70,983,164 70,983,164             70,983,164
Weighted average common
 shares outstanding -
 diluted                 74,143,891 74,143,891             74,143,891




                            S1 Corporation
                 Statements of Operations by Segment
               For the Quarter Ended December 31, 2003
            (In thousands, except share and per share data)
                             (Unaudited)



                                          Financial Institutions
                                    ----------------------------------
                                      S1 Base
                                     Business      ZFS      Subtotal
                                    ----------------------------------

     Software licenses                  $6,027     $8,176     $14,203
     Support and maintenance            11,474                 11,474
     Professional services              17,568      1,500      19,068
     Data center                         9,639                  9,639
     Other                                 293                    293
                                    ----------------------------------
Total Revenue:                          45,001      9,676      54,677
                                    ----------------------------------
Direct costs:
     Software licenses                     316                    316
     Professional services, support
      and maintenance                   17,169                 17,169
     Data center                         4,495                  4,495
     Other                                 162                    162
                                    ----------------------------------
           Total direct costs           22,142          -      22,142
                                    ----------------------------------
           Gross margin                 22,859      9,676      32,535
                                    ----------------------------------
Operating expenses:
     Selling and marketing               6,082                  6,082
     Product development                10,108                 10,108
     General and administrative         11,291                 11,291
     Depreciation and amortization       3,036                  3,036
     Merger related and
      restructuring costs                 (706)                  (706)
     Amortization and impairment of
      acquisition intangibles              693                    693
                                    ----------------------------------
           Total operating expenses     30,504          -      30,504
                                    ----------------------------------
Operating income (loss)                 (7,645)     9,676       2,031
Interest, investment and other
 income (expense)                          266                    266
Income tax (expense)                      (155)                  (155)
                                    ----------------------------------
Net income (loss)                      $(7,534)    $9,676      $2,142
                                    ==================================

Net income (loss) - basic               $(0.11)     $0.14       $0.03
                                    ==================================
Net income - diluted                    $(0.11)     $0.14       $0.03
                                    ==================================

Weighted average common shares
 outstanding - Basic                70,997,254 70,997,254  70,997,254
Weighted average common shares
 outstanding - Diluted              74,174,736 74,174,736  74,174,736



                                         Edify   Eliminations   Total
                                        ------------------------------

     Software licenses                  $2,288     $ (184)    $16,307
     Support and maintenance             4,422       (724)     15,172
     Professional services               1,264        (16)     20,316
     Data center                             -          -       9,639
     Other                                   6          -         299
                                        ------------------------------
Total Revenue:                           7,980       (924)     61,733
                                        ------------------------------
Direct costs:
     Software licenses                     902       (184)      1,034
     Professional services, support
      and maintenance                    3,052       (740)     19,481
     Data center                             -          -       4,495
     Other                                  23          -         185
                                        ------------------------------
           Total direct costs            3,977       (924)     25,195
                                        ------------------------------
           Gross margin                  4,003          -      36,538
                                        ------------------------------
Operating expenses:
     Selling and marketing               2,055                  8,137
     Product development                 1,251                 11,359
     General and administrative            889                 12,180
     Depreciation and amortization        (104)                 2,932
     Merger related and restructuring
      costs                                  -                   (706)
     Amortization and impairment of
      acquisition intangibles               75                    768
                                        ------------------------------
           Total operating expenses      4,166          -      34,670
                                        ------------------------------
Operating income (loss)                   (163)         -       1,868
Interest, investment and other
 income (expense)                         (101)                   165
Income tax (expense)                         2                   (153)
                                        ------------------------------
Net income (loss)                        $(262)    $    -      $1,880
                                        ==============================

Net income (loss) - basic               $ 0.00                  $0.03
                                        =======            ===========
Net income - diluted                    $(0.00)                 $0.03
                                        =======            ===========

Weighted average common shares
 outstanding - Basic                70,997,254             70,997,254
Weighted average common shares
 outstanding - Diluted              74,174,736             74,174,736




                   S1 Corporation and Subsidiaries
                Consolidated Statements of Cash Flows
                            (In thousands)
                             (Unaudited)


                                                   Three Months Ended
                                                   March 31, March 31,
                                                     2004      2003
                                                   --------- ---------

 Cash flows from operating activities:
      Net income (loss)                                $444  $(29,289)
      Adjustments to reconcile net income
       (loss) to net cash used in operating
       activities:
      Depreciation and amortization and goodwill
       impairment charge                              3,547    20,804
      Provision for doubtful accounts receivable
       and billing adjustments                          605     2,576
      Changes working capital and other assets and
       liabilities and other                        (16,858)   (3,971)
                                                   --------- ---------
                Net cash used in operating
                 activities                         (12,262)   (9,880)
                                                   --------- ---------

 Cash flows from investing activities:
      (Purchases) maturities of short-term
       investment securities, net                    (7,866)   10,339
      Purchases of property and equipment and
       purchased technology                          (2,093)     (655)
                                                   --------- ---------
                Net cash (used in) provided by
                 investing activities                (9,959)    9,684
                                                   --------- ---------

 Cash flows from financing activities:
      Proceeds from sale of common stock under
       employee stock purchase
        and option plans                                269       374
      Payments on capital lease obligations            (263)   (1,939)
      Repurchase of common stock held in treasury    (4,541)     (750)
                                                   --------- ---------
                Net cash used in financing
                 activities                          (4,535)   (2,315)
                                                   --------- ---------
 Effect of exchange rate changes on cash and cash
  equivalents                                           (58)      441
                                                   --------- ---------
 Net decrease in cash and cash equivalents          (26,814)   (2,070)
 Cash and cash equivalents at beginning of period   150,064   127,842
                                                   --------- ---------
 Cash and cash equivalents at end of period        $123,250  $125,772
                                                   --------- ---------


    CONTACT: S1 Corporation, Atlanta
             Matthew Hale, 404-923-3500
             matt.hale@s1.com
                 or
             SHIFT Communications for S1 Corporation
             Brian Gendron, 617-681-1226
             bgendron@shiftcomm.com